UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 5, 2013
Date of report (Date of earliest event reported)

CVD EQUIPMENT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation or Organization)

1-16525	11-2621692
(Commission File Number)	(IRS Employer Identification No.)

1860 Smithtown Ave., Ronkonkoma, New York 11779
(Address of Principal Executive Offices, Including Zip Code)

(631) 981-7081
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On April 5, 2013, CVD Equipment Corporation (the “Company”) completed the previously announced sale of its former corporate headquarters and manufacturing facility located at 1860 Smithtown Avenue, Ronkonkoma, New York (the “Smithtown Avenue Premises”) to MelGlo, LLC, as assignee of Glomel LLC.  The sale price for the Smithtown Avenue Premises was $3,875,000, representing an estimated profit to the Company of approximately $900,000.  The transaction was previously reported on the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on June 5, 2012.

The Company recently vacated the Smithtown Avenue Premises and occupied its new headquarters and manufacturing facility located at 335 South Technology Drive, Central Islip, New York 11722.

Item 9.01        Financial Statements and Exhibits

(d)  Exhibits.  The following exhibit is filed as part of this Report on Form 8-K:

Exhibit No.       Description of Exhibit

99.1    Press Release, dated April 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVD EQUIPMENT CORPORATION

Date: April 9, 2013	/s/ Leonard A. Rosenbaum
Name: Leonard A. Rosenbaum
Title: Chairman, President,
Chief Executive Officer and Director (Principal Executive Officer)